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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                 August 29, 2000


                                   eBenX, Inc.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



                0-28365                                 41-1758843
        (Commission File Number)            (IRS Employer Identification Number)





     605 North Highway 169 Suite LL
          Minneapolis, Minnesota                         55441-6465
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (763) 614-2000
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Item 5.  OTHER EVENTS

         Reference is made to Exhibit 99.1 filed herewith.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 Press release announcing the signing of a definitive agreement to acquire Arbor Administrative Services, Inc.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  EBENX, INC.
                                                   Registrant


Date:  August 30, 2000               By        /s/ Scott P. Halstead
                                       -----------------------------------------
                                                  Scott P. Halstead
                                         Chief Financial Officer and Secretary